  THE REGISTRANT HAS REQUESTED CONFIDENTIAL TREATMENT FOR CERTAIN PORTIONS OF THIS AGREEMENT. THOSE PORTIONS HAVE BEEN OMITTED FROM THIS COPY OF THE AGREEMENT AT THE PLACES INDICATED BY DOUBLE ASTERISKS (**); AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.



                        THE WELLCOME FOUNDATION LIMITED


                                      AND


                            BURROUGHS WELLCOME CO.


                                      AND


                                CENTOCOR, INC.


                                      and


                                 CENTOCOR B.V.




  ------------------------------------------------------------------------------

                 CLINICAL AND REGULATORY DEVELOPMENT AGREEMENT

  ------------------------------------------------------------------------------




                                                 THE WELLCOME FOUNDATION LIMITED
                                                                Legal Department
                                                                   Unicorn House
                                                                     P O Box 129
                                                                 160 Euston Road
                                                                  London NW1 2BP
                                                                         England

                                                 Dated:  As of December 16, 1993

                               TABLE OF CONTENTS
                               -----------------

                                                                            Page
                                                                            ----
1.   DEFINITIONS...........................................................    2

2.   CLINICAL AND REGULATORY DEVELOPMENT PROGRAM GENERALLY.................    2

3.   APPOINTMENT OF COORDINATORS...........................................    3

4.   ESTABLISHMENT OF PRODUCT COMMITTEE....................................    3

5.   ESTABLISHMENT OF OVERSIGHT COMMITTEE..................................    5

6.   STANDARDS.............................................................    6

7.   THE TARGET PROGRAM....................................................    6

8.   CONSIDERATION.........................................................   10

9.   TERMINATION...........................................................   12

10.  POST TARGET DEVELOPMENT...............................................   14

11.  APPROVALS TO SELL 17-1A PRODUCT.......................................   14

12.  COOPERATION WITH RESPECT TO CLINICAL TRIALS...........................   15

13.  PUBLIC STATEMENTS.....................................................   17

14.  ADVERSE REACTIONS.....................................................   17

15.  CONFIDENTIALITY.......................................................   18

16.  OTHER ANTIBODIES......................................................   20

17.  JOINT AND SEVERAL LIABILITY...........................................   20

18.  REPRESENTATIONS AND WARRANTIES........................................   22

19.  INDEMNIFICATION WITH RESPECT TO TARGET PROGRAM AND POST
     TARGET PROGRAM........................................................   26

20.  MISCELLANEOUS.........................................................   28

                      CLINICAL AND REGULATORY DEVELOPMENT
                      -----------------------------------
                                   AGREEMENT
                                   ---------


        THIS CLINICAL AND REGULATORY DEVELOPMENT AGREEMENT (the "Agreement") is
                                                                 ---------
dated as of the 16th day of December, 1993 by and among THE WELLCOME FOUNDATION LIMITED, a United Kingdom corporation of Unicorn House, PO Box 129, 160 Euston Road, London NW1 2BP, England ("WELLCOME"), BURROUGHS WELLCOME CO., a North
                                --------
Carolina corporation of 3030 Cornwallis Road, Research Triangle Park, North Carolina 27709 ("BW"), CENTOCOR, INC., a Pennsylvania corporation of 200 Great
                 --
Valley Parkway, Malvern, Pennsylvania 19355, USA  ("CENTOCOR"), and  CENTOCOR
                                                    --------
B.V., a Netherlands corporation of Einsteinweg 101, PO Box 251, 2300 AG Leiden, the Netherlands ("CBV").
                  ---

                                  WITNESSETH:


        WHEREAS, CENTOCOR is engaged in research and development of pharmaceutical products and CENTOCOR and CBV, a wholly owned subsidiary of CENTOCOR, own rights in a murine monoclonal antibody that binds to the 17-1A antigen and own and operate a plant in Leiden, the Netherlands, that produces a pharmaceutical product containing such antibody;

        WHEREAS, CENTOCOR has undertaken certain research and development of such product;

        WHEREAS, CENTOCOR has entered into an anti-cancer alliance with WELLCOME, a part of which is the distribution by WELLCOME of such product in a territory consisting of the world except certain countries in Asia;

        WHEREAS, in order for such product to be manufactured, used, distributed and sold in such territory it will be necessary for substantial additional clinical and regulatory work to be undertaken; and

        WHEREAS, CENTOCOR and WELLCOME have agreed to the extent set out herein to collaborate in the clinical and regulatory development, testing and commercialization of such product;

        NOW THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, and for such other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1.      DEFINITIONS
        -----------

        The terms defined in the Glossary attached as Appendix A hereto, when
                                                      ----------
used in this Agreement, shall have the meanings set forth in such Glossary, unless the context requires otherwise.

2.      CLINICAL AND REGULATORY DEVELOPMENT PROGRAM GENERALLY
        -----------------------------------------------------

        2.1. As more fully described in this Agreement, CENTOCOR and WELLCOME shall employ the Product and Oversight Committees to coordinate the clinical and regulatory development of the 17-1A Product. Such Committees shall also have such responsibilities as are set forth in the Supply Agreement.

        2.2. As more fully described in this Agreement, CENTOCOR shall be principally responsible for the Target Program.

        2.3. As more fully described in this Agreement, WELLCOME shall be principally responsible for the Post Target Program.

3.      APPOINTMENT OF COORDINATORS
        ---------------------------

        3.1. As soon as possible after the date hereof, WELLCOME and CENTOCOR shall each appoint an authorized representative (a "Coordinator"). Each such party shall provide notice to the other as to the name of the individual so appointed. Each such party may replace its Coordinator at any time for any reason by providing written notice to the other party.

        3.2. Each Coordinator shall be responsible for communications, other than legal notices, among the parties with respect to the subject matter of this Agreement.

4.      ESTABLISHMENT OF PRODUCT COMMITTEE
        ----------------------------------

        4.1. The Coordinators shall establish the Product Committee consisting of representatives of WELLCOME and CENTOCOR.

        4.2. The Product Committee will consist of at least three (3) persons from each of CENTOCOR and WELLCOME, such persons having significant responsibility for the development and marketing of the 17-1A Product. The Product Committee will meet from time to time at mutually agreeable times via teleconference or at mutually agreeable locations, but no less than once every two (2) months during the term hereof. The Coordinators shall set the agenda for each meeting, and each Coordinator shall determine which regular members of the Product Committee and other representatives of the Coordinator's party shall attend in light of the agenda. The Product Committee shall act only upon the unanimous consent of both CENTOCOR and WELLCOME. Each party shall bear its own costs incurred in connection with participation in the Product Committee.

        4.3. The Product Committee will have jurisdiction over the clinical and regulatory development of the 17-1A Product in or with respect to the countries in the Territory and such matters as specified in this Agreement and the Supply Agreement, subject to the further terms of this Agreement and the Supply Agreement; provided, however, each party shall have responsibility (subject to
           --------  -------
review by and coordination with the Product Committee) for such actions as are legally required of it by virtue of its ownership of a Permit with respect to the 17-1A Product; provided further, the cost of fulfilling such responsibility
                   ----------------
shall be as further set forth in this Agreement and the Supply Agreement.

        4.4. The Product Committee shall determine Clinical Trial program strategies and plans, milestones, and timetables, protocol design, selection of contract research organizations and investigators and in general shall supervise the Clinical Trials, the Target Program and, subject to Section 10.1 hereof, the
                                                        ------------
Post Target Program.

        4.5. The Product Committee shall determine the priority among countries within the Territory with respect to the seeking of Regulatory Approval for Targeted Indications.

        4.6. In setting the priority among countries in which Regulatory Approval for Targeted Indications will be sought, the Product Committee will include Germany as its highest priority and will also include the United States among the higher priority countries and will seek CPMP approval at the earliest possible time. The Product Committee will give the following countries priority with the goal that Regulatory Approval for Targeted Indications be obtained therein not later than two (2) years after the later of Regulatory Approval for Targeted Indications by the FDA or all approvals for commercial sale for Targeted Indications by the CPMP: France, Italy, Spain, the United Kingdom, Canada, Australia, South Africa, Austria, Belgium,

Denmark, Finland, Greece, Ireland, Luxembourg, the Netherlands, Norway, Portugal, Sweden and Switzerland. The Product Committee will designate priorities, if any, for such other countries as it may determine from time to time.

        4.7. If, pursuant to the Supply Agreement, WELLCOME receives and exercises the option to become the exclusive distributor of the 17-1A Product in any of Japan, the Republic of Korea, Taiwan, the People's Republic of China, or a combination thereof, the Product Committee will also give such one (1) or more additional countries priorities with the goal that Regulatory Approval for the Targeted Indications be obtained at the earliest possible time.

        4.8. If at any time following a good faith discussion of an issue, the Coordinator for either WELLCOME or CENTOCOR determines that the Product Committee is unable to resolve an issue on an expeditious basis, such issue shall immediately be referred to the Oversight Committee.

5.      ESTABLISHMENT OF OVERSIGHT COMMITTEE
        ------------------------------------

        5.1. As soon as possible after the date hereof, WELLCOME and CENTOCOR shall establish an Oversight Committee consisting of two (2) senior executives of each of CENTOCOR and WELLCOME. If the Committee were formed on the date of the Alliance Agreement it would have consisted of Trevor M. Jones and David W. Barry for WELLCOME and Hubert J.P. Schoemaker and David P. Holveck for
CENTOCOR. Each of CENTOCOR and WELLCOME shall name and may replace its representatives on the Oversight Committee, provided that the representatives of a party shall have statures within the applicable party comparable to the statures of the individuals named above.

        5.2. The Oversight Committee, at the request of the Coordinator for either WELLCOME or CENTOCOR, will meet at mutually agreeable times and locations. The Oversight Committee shall act only by unanimous consent of all its members. A member of the Oversight Committee may give a proxy to the other member of the Oversight Committee from the same party.

        5.3. The Oversight Committee shall regularly review the status of the clinical and regulatory development and marketing of the 17-1A Product and resolve any questions referred to it by either Coordinator as provided in
Section 4.8 hereof.  Such resolution by the Oversight Committee shall be binding
- -----------
on the parties and, where action of the Product Committee is contemplated hereunder, shall be deemed action of the Product Committee.

6.      STANDARDS
        ---------

              Each party agrees to carry out as expeditiously as possible its duties and obligations with respect to the Target Program and the Post Target Program in accordance with good clinical research practices, WELLCOME'S and CENTOCOR'S internal standards and the requirements for Regulatory Approval in the Territory.

7.      THE TARGET PROGRAM
        ------------------

        7.1. With respect to each country in the Territory designated by the Product Committee, CENTOCOR shall conduct the Target Program, at its sole expense, risk and responsibility (subject to the express indemnities provided by WELLCOME to CENTOCOR) in accordance with this Section 7.1 and subject to review
                                              -----------
and supervision by the Product Committee. The Product Committee shall designate for the Target Program all of the countries identified in Section 4.6 hereof
                                                          -----------
and, if applicable,

Section 4.7 hereof, and such other countries as the Product Committee from time
- -----------
to time deems appropriate.

        7.1.1. Prior to submitting portions of the Target Program to the Product Committee, CENTOCOR shall consult with WELLCOME in connection with the design of the Target Program, including, but not limited to, Clinical Trial program strategies and plans, milestones and timetables, protocol design and selecting and monitoring contract research organizations and investigators. Design of the Target Program, all Clinical Trials and the appointment of all contract research organizations and principal investigators for the Target Program and the Post Target Program shall be subject to the prior approval of the Product Committee. The Clinical Trials in the Target Program shall be designed with a goal of optimizing the commercial success and market potential of the 17-1A Product in addition to meeting minimum regulatory requirements. The parties currently anticipate that such Clinical Trials will involve over
        (**)          patients in the United States and Europe, and have an
aggregate cost of between
                                     (**)                                  .

        7.1.2. CENTOCOR shall provide all Clinical Trial Materials for the Target Program.

        7.1.3. CENTOCOR shall conduct all Clinical Trials. All investigators shall enter into and comply with clinical trial agreements which are satisfactory both in form and substance to the Product Committee.

        7.1.4. CENTOCOR shall take all necessary steps with all due speed and due diligence and in accordance with the timetables established by the Product Committee (a) toward obtaining Regulatory Approval for the Targeted Indications in each country in the Territory referred to in Section 4.6 hereof
                                                -----------
and, if applicable, Section 4.7 hereof, and such other countries as the Product
                    -----------
Committee shall designate from time to time and (b) thereafter to maintain such Regulatory Approvals.

        7.1.5. With respect to the PLA Submission, CENTOCOR shall apply (a) with respect to 17-1A Product that is produced as Final 17-1A Product in the Leiden Facility and (b) with respect to 17-1A Product that is fully purified in the Leiden Facility, is transported as Pre Formulated Bulk Antibody to the Greenville Facility and is then prepared by WELLCOME as Final 17-1A Product.

        7.1.6. CENTOCOR shall provide to WELLCOME regular progress reports on Clinical Trials of the 17-1A Product, at such reasonable intervals as WELLCOME shall request and shall promptly provide WELLCOME with copies of all correspondence to and from all Regulatory Authorities and Regulatory Adjuncts pertaining to the 17-1A Product and promptly report to WELLCOME all other discussions with Regulatory Authorities and Regulatory Adjuncts that may be material to the prospects, timing or scope of the approval, licensing, marketing or sale of the 17-1A Product. To the extent practicable, CENTOCOR shall provide WELLCOME with reasonable prior notice and an opportunity to attend all meetings with Regulatory Authorities with respect to the 17-1A Product.

        7.1.7. CENTOCOR shall provide all necessary, relevant and appropriate preclinical and manufacturing data for regulatory submissions. CENTOCOR shall further take such actions as determined by the Product Committee and shall use best efforts to meet the timelines for issuance of Regulatory Approvals as established by the Product Committee. CENTOCOR makes no representation to WELLCOME that Regulatory Approvals will be obtained.

        7.1.8. WELLCOME shall have the right but not the obligation to observe and review the Clinical Trials and the Target Program as more fully set forth in
Section 12 hereof.
- ----------

        7.1.9. WELLCOME shall have the right but not the obligation, through the Product Committee, to review, comment upon and provide input with respect to the preparation of the annual reports, investigators' brochures, final medical reports, all documents forming a part of the PLA Submission, all applications to any Regulatory Authority or Regulatory Adjunct, protocols and safety reports.

        7.1.10. WELLCOME shall be responsible for obtaining any necessary licenses, registrations, permits and approvals to act as a contract filler of the 17-1A Product at the Greenville Facility.

        7.2. CENTOCOR shall have the right to redact materials provided to WELLCOME pursuant to Section 7.1 hereof and to exclude WELLCOME from meetings
                     -----------
with Regulatory Authorities or Regulatory Adjuncts contemplated by Section 7.1
                                                                   -----------
hereof only to the extent necessary to protect CENTOCOR'S trade secrets to the extent WELLCOME has not obtained physical access to such trade secrets pursuant to other agreements.

        7.3. If any Clinical Trials or other studies are required to maintain a Regulatory Approval for a Targeted Indication or are a condition to a Regulatory Approval for a Targeted Indication, the satisfactory completion of such Clinical Trials or other studies shall be deemed a part of the Target Program.

        7.4. If any Regulatory Approval for a Targeted Indication shall subsequently be rescinded, suspended or materially limited in any respect, the steps necessary to remove such rescission, suspension or limitation shall be deemed part of the Target Program.

        7.5. Subject to the express indemnities provided to CENTOCOR by WELLCOME, CENTOCOR shall bear all costs and expenses of the Target Program. Subject to the express indemnities provided to WELLCOME by CENTOCOR, WELLCOME'S costs and expenses in connection with the Target Program shall not be paid by CENTOCOR, except to the extent CENTOCOR shall have requested that WELLCOME perform services other than in the ordinary course of participating on the Product Committee. If CENTOCOR shall request such services, CENTOCOR shall pay WELLCOME'S fees and expenses in connection therewith.

8.      CONSIDERATION
        -------------

        8.1. In consideration for CENTOCOR'S collaboration in connection with the Target Program and the benefit thereof to WELLCOME, WELLCOME will make the following payments to CENTOCOR:

              8.1.1.                (**)             upon receipt of Regulatory
Approval of the 17-1A Product for the Targeted Indications in each of Germany, France, Italy, Spain and the United Kingdom, being an aggregate maximum under
this Section 8.1.1 of                        (**)               ;
     -------------

              8.1.2.                (**)             upon receipt of Regulatory
Approval of the 17-1A Product for the Targeted Indications in each of the following countries: Austria, Belgium, Denmark, Finland, Greece, Ireland, Luxembourg, the Netherlands, Norway, Portugal, Sweden and Switzerland; provided,
                                                                       --------
however, the aggregate maximum of payments under this Section 8.1.2 shall not
- -------                                               -------------
exceed                   (**)               ;

              8.1.3.                (**)             upon submission by CENTOCOR
to the FDA of a PLA Submission for 17-1A Product for the Targeted Indications as contemplated by Section 7.1.5 hereof, which PLA Application is accepted for
                -------------
review by the FDA; and

              8.1.4.                  (**)            upon Regulatory Approval
for the United States of the 17-1A Product for the Targeted Indications.

        8.2. It shall be a condition of each payment due hereunder that the Chief Financial Officer of CENTOCOR and of CBV or such other executive officer of CENTOCOR and CBV as is reasonably acceptable to WELLCOME deliver a certificate to WELLCOME certifying that (a) the Regulatory Approval for the Targeted Indications in the applicable country has been obtained and remains in full force and effect; (b) the Regulatory Approval for the Targeted Indications in each other country for which a payment under this Section 8 hereof has been
                                                     ---------
made has not been rescinded, suspended or materially limited, which rescission, suspension or limitation has not been terminated; and (c) CENTOCOR and CBV agree that they continue to be bound by the terms of and will fully perform this Agreement and the Supply Agreement and have no right to terminate this Agreement and the Supply Agreement or their performances thereunder except in accordance with the terms of this Agreement and the Supply Agreement, as applicable.

        8.3. Each payment hereunder shall be made in immediately available United States funds wired to CENTOCOR at such location in the United States as CENTOCOR may designate in writing not later than three (3) Business Days prior to the time such payment is due.

        8.4. If any Regulatory Approval for a Targeted Indication for which a payment has been made under this Section 8 is rescinded by the applicable
                                 ---------
Regulatory Authority within    (**) years of the date such Regulatory Approval
is issued, CENTOCOR shall promptly pay to WELLCOME an amount equal to
(**)       of the payment made by WELLCOME to CENTOCOR with respect to such
Regulatory Approval. If subsequent to such rescission and during the term of this Agreement such Regulatory Approval is again issued, WELLCOME shall pay to CENTOCOR the amount so paid by CENTOCOR to WELLCOME.

        8.5. Notwithstanding the foregoing, if a Termination Event as defined in Section 9 hereof shall have occurred and be continuing, the obligation of
   ---------
WELLCOME to pay under this Section 8 shall be suspended and upon an exercise of
                           ---------
the right to terminate pursuant to Section 9.3 hereof, the obligation to make
                                   -----------
any such suspended payment or any payment under this Section 8 subsequent to
                                                     ---------
such termination shall terminate.

9.      TERMINATION
        -----------

        9.1. This Agreement shall terminate upon the termination of the Supply Agreement.

        9.2. The following events or circumstances shall constitute "Termination Events":
 ------------------

              9.2.1. An Event of Termination as defined in the Supply Agreement shall have occurred.

              9.2.2. Any representation or warranty of CENTOCOR or CBV contained herein or given in connection with this Agreement shall be untrue or incorrect in any respect material to this Agreement as a whole.

              9.2.3. Clinical Trials shall have been terminated in any country referenced in Sections 4.6 or 4.7 hereof because of toxicity or lack of efficacy
              -------------------
for the Targeted Indications.

        9.3. If a Termination Event shall have occurred and be continuing, WELLCOME shall have the option to terminate its and BW'S obligations under this Agreement with respect to suspended payments and any payments not yet due hereunder by giving written notice to CENTOCOR not later than the date ninety
(90) days following the date on which CENTOCOR gives written notice to WELLCOME of the existence of the applicable Termination Event, such notice containing a statement of the facts giving rise to such Termination Event. WELLCOME'S remedies under this Agreement shall be cumulative. If CENTOCOR shall terminate its performance under this Agreement or the Supply Agreement other than by reason of a material default under, or voluntary termination of, this Agreement or the Supply Agreement by WELLCOME, WELLCOME shall continue to have exclusive rights to the Clinical Information and the rights hereunder of CENTOCOR to such Clinical Information shall terminate.

        9.4.  Except as otherwise provided in this Section 9, if there shall be
                                                   ---------
a material breach by a party hereto, the other party (CENTOCOR and CBV being deemed one party for purposes of this Section 9.4 and WELLCOME and BW being
                                      -----------
deemed one party for purposes of this Section 9.4) shall give written notice to
                                      -----------
the breaching party to cure. Upon receipt of such notice, such breaching party shall have ninety (90) days to respond by curing such default or by delivering to the other party a certificate that such breach is not capable of being cured within such ninety (90) days and that the breaching party is working diligently to cure such breach. If the breaching party does not so respond or fails so to work diligently, then the other party may terminate this Agreement.

10.     POST TARGET DEVELOPMENT
        -----------------------

        10.1. Upon completion of the Target Program with respect to a country in the Territory, WELLCOME at its sole option shall have the right but not the obligation to have conducted at its expense the Post Target Program with respect to such country.

        10.2. The Post Target Program shall be conducted at the direction of the Product Committee and at WELLCOME'S sole expense, risk and responsibility, subject to the express indemnities provided by CENTOCOR to WELLCOME.

        10.3. CENTOCOR shall provide, and WELLCOME shall pay for, Clinical Trial Materials for the Post Target Program. The price shall be at cost and shall be due sixty (60) days after invoice. CENTOCOR shall file in a timely, efficient and orderly manner all submissions to Regulatory Authorities and Regulatory Adjuncts in connection with the Post Target Program as WELLCOME shall reasonably request from time to time. WELLCOME shall reimburse CENTOCOR for any application fees paid by CENTOCOR in connection with any such submissions.

        10.4.  The Post Target Program shall include (subject to Section 10.1
                                                               ------------
hereof) Clinical Trials and other studies to expand the market for and remove restrictions on the use of the 17-1A Product, but shall not include Clinical Trials or other studies necessary to maintain Regulatory Approval for the Targeted Indications.

11.     APPROVALS TO SELL 17-1A PRODUCT
        -------------------------------

               WELLCOME shall be responsible, at its sole cost and expense, for obtaining and maintaining any licenses, registrations, permits and approvals necessary for WELLCOME as distributor to sell 17-1A Product in the Territory; provided, however, nothing
                                                    -------- --------
in this Section 11 shall limit the obligations of CENTOCOR under Section 7
        ----------                                               ---------
hereof to obtain any and all necessary or appropriate licenses, registrations, permits and approvals for the manufacture, sale by manufacturer or use of the 17-1A Product, it being understood that the licenses, registrations, permits and approvals contemplated by this Section 11 are solely those required by local law
                               ----------
for the distributor of a finished product the use of which for the applicable indications is fully approved and licensed. WELLCOME shall use its commercially reasonable efforts to obtain and maintain all such licenses, registrations, permits and approvals contemplated by this Section 11 in those countries in
                                           ----------
which Regulatory Approval is obtained and in which sale is contemplated by the Country Marketing Plans.

12.     COOPERATION WITH RESPECT TO CLINICAL TRIALS
        -------------------------------------------

        12.1. CENTOCOR shall make available to WELLCOME, to the extent permitted by applicable Law, all information received or held by CENTOCOR or any contract research organization or any investigator with respect to any Conducted Clinical Trial or any Clinical Trial contemplated by this Agreement, including, but not limited to, case report forms, data bases, analyses and reports, whether oral or written, from investigators or contract research organizations.

        12.2. CENTOCOR shall cause any agreement or release entered into or obtained, on or after November 5, 1993, with or from any patient, investigator or contract research organization with respect to Clinical Trials to provide that any information released to CENTOCOR may also be released to WELLCOME.

        12.3. With a view to enabling WELLCOME to support CENTOCOR'S conduct of the Target Program and the Post Target

Program by providing WELLCOME with information with respect to the Clinical Trials and facilitating WELLCOME'S contribution of its expertise to the process, WELLCOME shall have the right but not the obligation to observe all aspects of the Clinical Trials, including, but not limited to, the activities of contract research organizations and investigators. Such observation shall be conducted on reasonable prior notice to CENTOCOR and shall be conducted in such a manner as not to disrupt or interfere with the work of the contract research organizations and investigators. Any communications between WELLCOME and investigators or the contract research organizations shall make clear that WELLCOME is an observer only and any and all instructions are to be made by CENTOCOR. If CENTOCOR so elects, its representatives may accompany WELLCOME'S representatives during such observations. The observations by WELLCOME may, but are not required to, include audits of the Clinical Trials with respect to good clinical research practices, CENTOCOR'S and WELLCOME'S internal standards and the requirements of applicable Regulatory Authorities. CENTOCOR shall authorize and direct all of its and CBV'S employees, contract research organizations and investigators to furnish to WELLCOME, to the extent permitted by applicable Law, all information with respect to Clinical Trials as WELLCOME may from time to time request.

        12.4. CENTOCOR shall take such steps and provide such information as may be necessary or appropriate to permit WELLCOME to cross file an Investigational New Drug Application or similar submission with the FDA and other Regulatory Authorities; provided, however, subject to the other Alliance
                              --------  -------
Agreements, nothing in this Section 12.4 shall require CENTOCOR to divulge to
            ------------
WELLCOME any of CENTOCOR'S trade secrets.

13.     PUBLIC STATEMENTS
        -----------------

        13.1. No party hereto, nor its representatives or employees, shall make any disclosure, including any news release or other public statement, whether to the press, stockholders, or otherwise, disclosing the terms of this Agreement or of any amendment hereto, without the prior written approval of the other parties, which approval shall not be unreasonably withheld or delayed, providing that nothing in this Section 13 shall be deemed to prevent any party hereto from
                     ----------
making such disclosures or statements which, in the opinion of counsel, are legally required. In the event such disclosure or statement is required, the disclosing party shall give prior notice to the other party of the proposed disclosure or statement and the reason therefor. CENTOCOR acknowledges that it shall file a Current Report on Form 8-K under the Exchange Act reporting the transactions contemplated by the Alliance Agreement, including exhibits thereto, subject to appropriate requests for confidential treatment.

        13.2.  Notwithstanding Section 13.1 hereof, nothing herein shall
                               ------------
prohibit the publication by principal investigators of scientific papers with respect to their research to the extent permitted by their clinical trial agreements, provided that to the extent permitted by such agreements, each party hereto shall have the opportunity to review and comment upon such papers prior to publication and shall have reasonable advance notice of the time of such publication.

14.     ADVERSE REACTIONS
        -----------------

        During the term of this Agreement each party shall immediately report to the other parties any information coming into the first party's possession concerning Adverse Reactions arising out of any Clinical Trials and shall take all steps required by applicable Law with respect to such Adverse Reactions.

15.     CONFIDENTIALITY
        ---------------

        15.1.  "Proprietary Information" for the purposes of this Section 15
                -----------------------                           ----------
means all inventions, discoveries, improvements and methods, business plans, marketing techniques and plans, manufacturing and other plant designs, locations of operations and any other information affecting the business operations of the Disclosing Party and which is identified by the Disclosing Party at the time of disclosure as being confidential or proprietary.

        15.2. Except as expressly provided herein otherwise, each Receiving Party shall, during the term of this Agreement including any renewals hereof, and for a period of five (5) years following expiration or the termination hereof, but in any event not for less than a period of ten (10) years from the date hereof, maintain the confidentiality of all Proprietary Information disclosed by the Disclosing Party hereunder and shall neither use the same except as expressly authorized by this Agreement or any other Alliance Document, nor disclose the same to any Third Party without the prior written consent of the Disclosing Party. Nothing in this Section 15, however, shall be construed
                                       ----------
to require any party hereto to maintain the confidentiality and non-use of any information or material that (a) at the time of disclosure, is already in the public domain; (b) after disclosure, enters the public domain otherwise than by an act or omission of the Receiving Party in violation of the terms of this Agreement; (c) prior to disclosure under this Agreement was already in the possession of the Receiving Party or its Affiliates, provided that such information or material was not obtained, directly or indirectly, from the Disclosing Party under this Agreement or under any other obligation of confidentiality from the Receiving Party to the Disclosing Party; (d) becomes known to the Receiving Party from a Third Party, provided that such information or material was not obtained, directly or indirectly, from the other party on a confidential basis;
(e) is required in the reasonable judgment of the Receiving Party to be disclosed to a Governmental Entity in furtherance of this Agreement or the Alliance Agreement or pursuant to any Law, Permit, or Court Order; or (f) results from research or development by the Receiving Party or its Affiliate independent of disclosures from the Disclosing Party. Disclosures made prior to the date of this Agreement pursuant to that certain Confidentiality Agreement between CENTOCOR and WELLCOME dated September 14, 1993 shall be governed by such Confidentiality Agreement and to the extent not inconsistent therewith this
Section 15; other disclosures prior to the date of this Agreement of
- ----------
Proprietary Information shall be governed by the terms of this Section 15.
                                                               ----------

        15.3.  Nothing in this Section 15 shall prevent any party hereto from
                               ----------
disclosing its own information relating to its business, financial affairs, products, research development, marketing and other commercial activities to any Affiliate or any Third Party. In addition, notwithstanding the restrictions in this Section 15 on confidentiality and use, any party hereto may disclose
     ----------
Proprietary Information which is disclosed to it hereunder to any of its Affiliates which agrees to be bound by the terms of this Section 15.
                                                         ----------

        15.4.  Nothing in this Section 15 shall prevent or restrict WELLCOME and
                               ----------
its Affiliates from using and/or disclosing Proprietary Information received from CENTOCOR or CBV where such use and/or disclosure is reasonably regarded by WELLCOME or its Affiliates as necessary to enable WELLCOME to carry out its obligations under the Target Program or the Post Target Program, provided that WELLCOME and its Affiliates shall take all reasonable steps to ensure that disclosure of any such Proprietary Information is as limited as possible and disclosed on a confidential basis.

16.     OTHER ANTIBODIES
        ----------------

        16.1. During the term of this Agreement and the Supply Agreement, CENTOCOR shall not develop, conduct clinical trials or seek regulatory approval or license out rights to any Third Party with respect to, marketing, selling or distributing any Derivative 17-1A Antibody or any product derived therefrom or from the 17-1A Antibody except with, and pursuant to an agreement with, WELLCOME.

        16.2. If the Product Committee determines that it is not scientifically or commercially feasible to continue the Target Program with the 17-1A Product, or a Termination Event occurs, WELLCOME may, but is under no obligation to, substitute under this Agreement for the 17-1A Product another product that is or contains a Derivative 17-1A Antibody.

17.     JOINT AND SEVERAL LIABILITY
        ---------------------------

        17.1. Each obligation and liability of CENTOCOR under this Agreement shall be an independent, joint and several obligation of CENTOCOR and CBV. Each of CENTOCOR and CBV shall be fully liable for performance under this Agreement notwithstanding (a) the voluntary or involuntary liquidation, dissolution, sale or other disposition of all, or substantially all of the assets, marshalling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition with creditors or readjustment of, or other similar proceedings affecting CBV or CENTOCOR or any contest of the validity of this Agreement in any such proceeding; or (b) any Law or Court Order now or hereafter in effect in any jurisdiction which might in any manner affect any of such terms or provisions or any of the rights of WELLCOME or BW with respect thereto or which might cause or permit CBV or CENTOCOR to invoke any defense to, or any alteration in the time, amount or manner of performance of any or all of their respective obligations under this Agreement except to the extent such Law or Court Order renders such obligations unlawful or to the extent such Court Order constitutes a remedy for a breach by WELLCOME or BW. The invalidity or unenforceability of this Agreement as to either of CENTOCOR or CBV shall not render this Agreement invalid or unenforceable as to the other. The invalidity or unenforceability of this Agreement in any jurisdiction shall not in itself render this Agreement unenforceable in another jurisdiction. If any obligation hereunder of either CBV or CENTOCOR is not performed by such party punctually, the other of CBV or CENTOCOR, as applicable, will, without demand being made by WELLCOME, immediately perform such obligation.

        17.2. To the extent that BW has an obligation hereunder, either expressly or by assignment by WELLCOME, WELLCOME hereby guarantees the full payment and performance of such obligation. Each of WELLCOME and BW shall be fully liable for performance of their obligations under this Agreement notwithstanding (a) the voluntary or involuntary liquidation, dissolution, sale or other disposition of all, or substantially all of the assets, marshalling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition with creditors or readjustment of, or other similar proceedings affecting BW or WELLCOME or any contest of the validity of this Agreement in any such proceeding; or (b) any Law or Court Order now or hereafter in effect in any jurisdiction which might in any manner affect any of such terms or provisions or any of the rights of CENTOCOR with respect thereto or which might cause or permit BW or

WELLCOME to invoke any defense to, or any alteration in the time, amount or manner of performance of any or except to the extent such Law or Court Order renders such obligations unlawful or to the extent such Court Order constitutes a remedy for a breach by CENTOCOR or CBV. The invalidity or unenforceability of this Agreement as to either of WELLCOME or BW shall not render the respective obligations of the other under this Agreement invalid or unenforceable. The invalidity or unenforceability of this Agreement in any jurisdiction shall not in itself render this Agreement unenforceable in another jurisdiction. If any obligation hereunder of BW is not performed by it punctually, WELLCOME will, without demand being made by CENTOCOR, immediately perform such obligation.

18.     REPRESENTATIONS AND WARRANTIES
        ------------------------------

        18.1.  All Parties.  WELLCOME and BW hereby represent and warrant
               -----------
jointly and severally as to each of WELLCOME and BW; and CENTOCOR and CBV hereby jointly and severally represent and warrant as to each of CENTOCOR and CBV:

               18.1.1.  Organization, Standing and Qualification. It is a
                        ----------------------------------------
corporation duly organized, validly existing, and in good standing under the laws of its jurisdiction of incorporation.

               18.1.2.  Power and Authority; Enforceability.  It has the
                        -----------------------------------
requisite power and authority (corporate and otherwise) to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance by it of this Agreement and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action (corporate and otherwise) on its part. This Agreement constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, moratorium or similar laws affecting the enforcement of creditors' rights generally.

               18.1.3.  Validity of Contemplated Transactions.  The execution,
                        -------------------------------------
delivery and performance by it of this Agreement and the consummation by it of the transactions contemplated hereby do not (a) violate or contravene any provision of its charter or bylaws; (b) violate, breach, conflict with, constitute a Default under, cause the acceleration of any payments pursuant to, or otherwise impair the good standing, validity, or effectiveness of any agreement, contract, indenture, lease, license, or mortgage to which it is a party or by which it or any of its properties or assets are bound; (c) subject any of its properties or assets to any Lien or to any indenture, mortgage, contract, commitment, or agreement (other than this Agreement) to which it is a party or by which it or any of its properties or assets are bound; (d) violate any provision of any Law, Permit or Court Order applicable to it or any of its properties or assets; or (e) other than filings which have already been made, require any Permit or Required Consent of any Governmental Entity to be obtained by it.

               18.1.4.  Litigation; Compliance with Laws.  There is no
                        --------------------------------
Litigation pending or, to its knowledge, threatened against or related to it, nor any failure to comply with, violation of or any Default under, any Law, Permit or Court Order applicable to it, in each case which might have a material adverse effect on the ability of it to execute, deliver and perform this Agreement or on the ability of it to consummate the transactions contemplated hereby.

        18.2.  By CENTOCOR and CBV.  CENTOCOR and CBV represent and warrant that
               -------------------
with respect to each of them:

               18.2.1.  Intellectual Property.  To the best of CENTOCOR'S
                        ---------------------
knowledge, CENTOCOR and CBV own, possess or lawfully
use pursuant to legal, valid, binding and enforceable agreements all Intellectual Property necessary or appropriate in connection with the development, production, testing and sale by them of the 17-1A Product. The inception, development and reduction to practice of any of the Intellectual Property in connection with the development, production, testing and sale by them of the 17-1A Product has not constituted or involved the misappropriation by CENTOCOR or its Affiliates or, to the best of its knowledge, by Third Parties, of trade secrets or other rights of any other Person (including, without limitation, any Governmental Entity). In connection with the development, production, testing and sale (including sale for resale) by them of the 17-1A Product, neither CENTOCOR nor any of its Affiliates (and in connection with their resale of the 17-1A Product, neither WELLCOME nor any of its Affiliates), to the best of CENTOCOR'S knowledge, is or may be infringing on or otherwise acting adversely to the rights of any Person under or in respect of
any of the Intellectual Property of such Person.   To the best of CENTOCOR'S and
CBV'S knowledge, no Person is or may be infringing on or otherwise acting adversely to the rights of CENTOCOR or any of its Affiliates under or in respect of any of the Intellectual Property which is used in connection with the development, production, testing and sale by them of the 17-1A Product.

               18.2.2.  Wistar License.  CENTOCOR is party to the Wistar
                        --------------
License, which is valid, binding and enforceable, and, pursuant to such license, is the exclusive licensee of the Wistar Rights, has not sublicensed the Wistar Rights to any Person excluding Ajinomoto pursuant to the Ajinomoto Agreement, and no Person other than CENTOCOR is entitled, either currently or during the term of the Supply Agreement, to license the Wistar Rights. CENTOCOR holds such Wistar Rights free and clear of all Liens, claims and other encumbrances, covenants, conditions, or restrictions. There are no licenses, options, rights of first refusal, conditional sales agreements or other arrangements, whether oral or written, which affect any portion of or all such Wistar Rights other than the rights granted to Ajinomoto pursuant to the Ajinomoto Agreement.

               18.2.3.  Cell Line.  The cell line from which CENTOCOR and CBV
                        ---------
obtain the 17-1A Antibody is the Centocor Hybridoma. To the extent that such cell line differs from the Wistar Hybridoma, CENTOCOR and CBV own all right, title and interest in such cell line, free and clear of all Liens, claims and other encumbrances, conditions, covenants or restrictions.

               18.2.4.  Conducted Clinical Trials.  The Conducted Clinical
                        -------------------------
Trials were conducted solely and exclusively by the Persons identified on
Schedule 12.1 hereto, and CENTOCOR owns all data, information, and results of
- -------------
the Conducted Clinical Trials free and clear of all Liens, claims and other encumbrances, conditions, covenants or restrictions except applicable patient confidentiality rights. There are no licenses, options, rights of first refusal, conditional sales agreements or other arrangements, whether oral or written, which affect any portion of or all the data, information, and results of the Conducted Clinical Trials.

               18.2.5.  Capacity.  CENTOCOR and CBV own or lawfully control
                        --------
facilities and Intellectual Property, and have employees with expertise, necessary or appropriate to produce the 17-1A Product pursuant to Regulatory Approvals in quantities sufficient to fulfill their obligations under this Agreement and the Supply Agreement without, to the best of CENTOCOR'S and CBV'S knowledge, infringing the rights of any Third Party.

               18.2.6.  Veracity of Statements.  No representation or warranty
                        ----------------------
by it contained in this Agreement or in any certificate, schedule or other document or instrument furnished to it pursuant hereto, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make it not misleading.

        18.3. The representations and warranties contained herein shall survive execution and delivery of this Agreement.

19.     INDEMNIFICATION WITH RESPECT TO TARGET PROGRAM AND POST TARGET PROGRAM.
        ----------------------------------------------------------------------

        19.1.  By CENTOCOR and CBV.  Subject to compliance by the applicable
             -------------------
Indemnitee as defined below with its obligations set forth in Sections 19.4 and
                                                              -----------------
19.5 hereof, CENTOCOR and CBV shall defend, indemnify and hold WELLCOME, BW and
- ----
their respective Affiliates and the respective directors, officers, employees and agents of WELLCOME, BW and their respective Affiliates, harmless from and against any and all Losses arising out of, relating to or resulting from:

               19.1.1. the Target Program, including, but not limited to, patient claims in connection with the Target Program; except to the extent such Losses arise out of the negligence or willful misconduct of WELLCOME or any of its Affiliates in connection with the Target Program; and

               19.1.2. the Post Target Program to the extent such Losses arise out of the negligence or willful misconduct of CENTOCOR or any of its Affiliates in connection with the Post Target Program.

        19.2.  By WELLCOME and BW.  Subject to compliance by the applicable
               -------------------
Indemnitee as defined below with its obligations set forth in Sections 19.4 and
                                                              -----------------
19.5 hereof, WELLCOME and BW shall defend, indemnify and hold CENTOCOR, CBV and
- ----
CENTOCOR'S Affiliates and the respective directors, officers, employees and agents of CENTOCOR, CBV and the CENTOCOR'S Affiliates, harmless from and against any and all Losses arising out of, relating to or resulting from the Post Target Program to the extent such Losses arise out of the negligence or willful misconduct of WELLCOME, BW or any of their respective Affiliates in connection with the Post Target Program.

        19.3.  "Indemnitor" means CENTOCOR and CBV with respect to Section 19.1
                ----------                                         ------------
hereof and WELLCOME and BW with respect to Section 19.2 hereof.  "Indemnitee"
                                           ------------           ----------
means any of WELLCOME, BW and their respective Affiliates and the respective directors, officers, employees and agents of WELLCOME, BW and their respective Affiliates with respect to Section 19.1 hereof and any of CENTOCOR, CBV and
                           ------------
CENTOCOR'S Affiliates and the respective directors, officers, employees and agents of CENTOCOR, CBV and CENTOCOR'S Affiliates with respect to Section 19.2
                                                                  ------------
hereof.

        19.4.  Notice.  Promptly after receipt by an Indemnitee of written
               ------
notice of the commencement of any suit, audit, demand, judgment, action, investigation or proceeding relating to a Loss (a "Third Party Action") or
                                                   ------------------
promptly after an Indemnitee incurs a Loss or has knowledge of the existence of a Loss, such Indemnitee will, if a claim with respect thereto is to be made against Indemnitor due to Indemnitor's obligation to provide indemnification hereunder, give Indemnitor written notice of such Loss or the commencement of such Third Party Action; provided, however, the failure to provide such notice
                         --------  -------
within a reasonable period of time shall not relieve Indemnitor of any of its obligations hereunder except to the extent it is prejudiced by such failure.

      19.5.  Defense.  The Indemnitor shall control the defense and settlement
             -------
of a Third Party Action, except that (a) the applicable Indemnitee may assume such defense provided that the obligation of the Indemnitor to pay the attorneys' fees of such Indemnitee shall cease upon such election and (b) upon the applicable Indemnitee determining that its interests are divergent from those of the Indemnitor, the Indemnitee may assume such defense and the Indemnitor shall remain liable for the attorneys' fees of such Indemnitee. If the Indemnitor defends such action, it shall not enter into any resolution or other compromise of such action unless it (x) pays in cash or posts an adequate bond for the payment of the amount of such resolution or other compromise and obtains a complete release of the Indemnitee or (y) obtains the prior written consent of the Indemnitee, which shall not be unreasonably withheld or delayed. If the Indemnitee defends such action, such Indemnitee shall not enter into any resolution or other compromise of such action unless such Indemnitee obtains the consent of the Indemnitor, which shall not be unreasonably withheld or delayed. The party defending the action shall keep the other parties informed on an ongoing basis of the status of such Third Party Action and shall deliver to such other parties copies of all documents relating to the Third Party Action as the other party may reasonably request. The party assuming such defense shall receive from the others all necessary and reasonable cooperation in the defense of a Third Party Action including, but not limited to, the services of employees of such other parties who are familiar with the events or circumstances out of which any such Third Party Action may have arisen.

        19.6.  The indemnifications contained in this Section 19 shall survive
                                                      ----------
termination of this Agreement.

20.     MISCELLANEOUS
        -------------

        20.1.  Entire Agreement.  This Agreement and the other Alliance
               ----------------
Agreements constitute the entire understanding of the parties with respect to the subject matter contained herein and supersede any prior understandings and agreements among them respecting such subject matter including, without limitation, the

Letter of Intent between CENTOCOR and WELLCOME dated September 16, 1993; provided, however, the confidentiality agreement between WELLCOME and CENTOCOR
- --------  -------
dated September 14, 1993 shall in all cases remain in full force and effect in accordance with its terms.

        20.2.  Amendments.  This Agreement may be amended and supplemented
               ----------
only by a written instrument duly executed by each of the parties.

        20.3.  Headings.  The headings in this Agreement are for convenience of
               --------
reference only and shall not affect its interpretation.

        20.4.  Gender; Number.  Words of gender may be read as masculine,
               --------------
feminine, or neuter, as required by context. Words of number may be read as singular or plural, as required by context.

        20.5.  Appendices; Exhibits; and Schedules.  All appendices, exhibits
               -----------------------------------
and schedules referred to herein form an integral part of this Agreement and are incorporated into this Agreement by such reference.

        20.6.  Severability.  If any provision of this Agreement or the
               ------------
application thereof to any Person or circumstance is held illegal, invalid, or unenforceable, such illegality, invalidity, or unenforceability shall not affect any other provision hereof. This Agreement shall, in such circumstances, be deemed modified to the extent necessary to render enforceable the provisions hereof to the fullest extent permitted by Law.

        20.7.  Remedies.  Each of CENTOCOR and CBV on the one hand, and WELLCOME
               --------
and BW on the other, stipulates that the remedies at Law of the other in the event of any default or threatened default in the performance of or compliance with any of the terms of this Agreement are not and will not be adequate and that, to the fullest extent permitted by Law, such terms may be specifically enforced by a decree for specific performance of any agreement contained herein or by an injunction against any violation of any terms hereof or otherwise.

        20.8.  Notices.  All notices and other communications hereunder shall be
               -------
in writing and shall be given to the Person either personally or by sending a copy thereof by first class United States express mail, postage prepaid and return-receipt requested, or by a nationally-recognized courier service guaranteeing next-day delivery, charges prepaid, or by telecopier (with the original sent by either of the foregoing manners), to such Person's address (or to such Person's telecopier number). All notices shall be deemed to have been given to the person entitled thereto when received.

               If to WELLCOME or BW, to:

                  THE WELLCOME FOUNDATION LIMITED
                  Unicorn House, P.O. Box 129
                  129 Euston Road
                  London NW1 2BP
                  Attention:  Company Secretary
                  Telecopy No.:  011-44-71-388-5462

                                and

                  BURROUGHS WELLCOME CO.
                  3030 Cornwallis Road
                  Research Triangle Park, NC  27709
                  Attention:  Secretary
                  Telecopy No.:  (919) 315-0478

               If to CENTOCOR or CBV, to:

                  CENTOCOR, INC.
                  200 Great Valley Parkway
                  Malvern, Pennsylvania 19355-1307
                  Attention:  Corporate Secretary
                  Telecopy No.:  (215) 651-6100

               with a copy to:

                  Duane, Morris & Heckscher
                  One Liberty Place
                  Philadelphia, PA  19103
                  Attention:  David C. Toner, Esquire
                  Telecopy No.:  (215) 979-1020

Notice of any change in any such address shall also be given in the manner set forth above. Whenever the giving of notice is required, the giving of such notice may be waived by the Person entitled to receive such notice.

        20.9.  Waiver.  No provision of this Agreement may be waived except by a
               ------
written instrument signed by the party hereto sought to be bound. No failure or delay by any party hereto in exercising any right or remedy hereunder or under applicable Law will operate as a waiver thereof, and a waiver of a particular right or remedy on one (1) occasion will not be deemed a waiver of any other right or remedy, or a waiver on any subsequent occasion (it being understood that specific time frames for notice or actions to be taken shall be binding on the parties).

        20.10. Assignment.  No party hereto may assign its rights or delegate
               ----------
any of its obligations hereunder without the prior written consent of the other parties, except that, without such consent, (a) WELLCOME may assign all or any part of its rights and obligations hereunder to an Affiliate of WELLCOME, including but not limited to BW, so long as WELLCOME unconditionally guarantees the obligations of such Affiliate; (b) WELLCOME and BW may assign all of their rights and delegate all of their duties under this Agreement to the transferee of all or substantially all of the line of business of which this Agreement forms a part or by way of merger or consolidation with another company; and (c) CENTOCOR and CBV may assign all of their rights and delegate all of their duties to a transferee of all or substantially all their assets or by way of merger or consolidation with another company. Without limiting the foregoing, all rights and obligations with respect to the subject matter of this Agreement as to the United States (including the payment of the amounts contemplated by Sections 8.1.3 and 8.1.4
                                                      ------------------------
hereof) shall inure to the benefit of and be performed by BW, subject to such further assignments as may be permitted by this Section 20.10. If any party
                                                -------------
shall assign its rights and delegate its duties pursuant to clauses (b) or (c)
                                                            ------------------
of this Section 20.10, the Person to whom such rights are assigned and duties
        -------------
are delegated shall assume all of the obligations of the applicable party under this Agreement. The guarantee by WELLCOME referenced in clause (a) of this
                                                        ----------
Section 20.10 is a guaranty of payment and performance, and not of collection;
- -------------
and in case of a default by an Affiliate of WELLCOME to which rights have been assigned or obligations delegated pursuant to such clause (a), CENTOCOR and CBV
                                                   ----------
shall have the right to proceed first against WELLCOME without the necessity to proceed against or join such Affiliate.

        20.11. Successors and Assigns.  This Agreement shall bind, inure to the
               ----------------------
benefit of, and be enforceable by the successors and permitted assigns of the parties hereto.

        20.12. Governing Law.  This Agreement shall be construed and enforced in
               -------------
accordance with the Laws of the Commonwealth of

Pennsylvania without regard to principles of conflicts of law applicable in such jurisdiction.

        20.13. No Benefit to Others.  The representations, warranties, covenants
               --------------------
and agreements contained in this Agreement are for the sole benefit of the parties hereto and their successors and permitted assigns, and they shall not be construed as conferring, and are not intended to confer, any rights on any other Person.

        20.14. Independent Contractors.  It is expressly understood and agreed
               -----------------------
that the Centocor Group and the Wellcome Group are independent contractors; neither the Centocor Group or any of its members, nor the Wellcome Group or any of its members, shall be deemed the agent of the other group or of any of such group's members for any purpose whatsoever, and neither the Centocor Group or any of its members, nor the Wellcome Group or any of its members, shall have authority to enter into any contract or agreement, assume any obligation or make any warranty or representation for or on behalf of the other group or any of its members. Nothing in this Agreement shall be deemed to create or constitute a partnership or the relationship of employer and employee between the Wellcome Group or any of its members on the one hand and the Centocor Group or any of its members on the other.

        20.15. Further Assurances.  At the request of any party hereto, the
               ------------------
other parties hereto shall execute and deliver from time to time such further instruments and shall provide reasonable cooperation in such proceedings or actions as shall be necessary or reasonably appropriate to effectuate the purposes of this Agreement including, without limitation, registering or recording the rights granted hereunder in appropriate offices of particular Governmental Entities; provided, however, that if any party hereto desires to
                       --------  -------
notify this Agreement under Article 85(3)
of the Treaty of Rome establishing the European Economic Community, such party shall give the other parties ninety (90) days prior written notice of such notification and if during such period a party shall reasonably object to such notification, the objecting party need not cooperate in such notification and such notification shall not be implemented. Except as otherwise provided in the Alliance Documents, the executions, deliveries and cooperation of each party under this Section 20.15 shall be without further consideration and at such
           -------------
party's expense.

        20.16. Counterparts.  This Agreement and any amendment or supplement
               ------------
hereto may be executed in any number of counterparts and any party hereto may execute any such counterpart, each of which when executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument. The execution of this Agreement and any such amendment or supplement by any party hereto will not become effective until counterparts hereof have been executed by all the parties hereto.

        20.17. Savings Clause.  Any restriction or information provision (as
               --------------
each of these terms or expressions are defined in the RTPA) contained in this Agreement or in any arrangement of which this Agreement forms part by virtue of which this Agreement or any such arrangement is registrable under the RTPA shall not take effect in the United Kingdom until the day after the day on which full particulars of this Agreement (and of any such arrangement) shall have been duly furnished to the Office of Fair Trading under Section 24 of the
                                                             ----------
RTPA.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written by their duly authorized representatives.

                            FOR AND ON BEHALF OF
                            THE WELLCOME FOUNDATION LIMITED

                            Signed: /s/ Trevor M. Jones
                                    ------------------------------

                            Name:   Trevor M. Jones
                                  --------------------------------

                            Title:  Director/Research, Development
                                   -------------------------------
                                    & Medical
                                   -------------------------------


                            BURROUGHS WELLCOME CO.

                            Signed: /s/ David W. Barry
                                    ------------------------------

                            Name:   David W. Barry
                                  --------------------------------

                            Title:  Vice President of Research
                                   -------------------------------
                                    Development and Medical
                                   -------------------------------


                            CENTOCOR, INC.

                            Signed: /s/ Bobba Venkatadri
                                    ------------------------------

                            Name:   Bobba Venkatadri
                                  --------------------------------

                            Title:  Executive Vice President
                                   -------------------------------

                            [EXECUTIONS CONTINUED]

                            CENTOCOR B.V.

                            Signed: /s/ David P. Holveck
                                    ------------------------------

                            Name:   David P. Holveck
                                  --------------------------------

                            Title:  Managing Director
                                   -------------------------------

                                   APPENDIX A
                                   ----------

                               GLOSSARY OF TERMS
                               -----------------



                     [See Appendix A to Alliance Agreement]

SCHEDULE 12.1

CONDUCTED CLINICAL TRIALS



                  (**)